LEASE AND MORTGAGE DEPOSITS	12 Months Ended
Dec. 31, 2015
Security Deposits and Letters Of Credit [Abstract]
LEASE AND MORTGAGE DEPOSITS

NOTE 10 - LEASE AND MORTGAGE DEPOSITS

We obtain liquidity deposits, security deposits and letters of credit from most operators pursuant to our lease and mortgage agreements with the operators. These generally represent the rental and mortgage interest for periods ranging from three to six months with respect to certain of our investments. At December 31, 2015, we held $5.8 million in liquidity deposits, $50.6 million in security deposits and $68.7 million in letters of credit. The liquidity deposits, security deposits and the letters of credit may be used in the event of lease and or loan defaults, subject to applicable limitations under bankruptcy law with respect to operators filing under Chapter 11 of the United States Bankruptcy Code. Liquidity deposits are recorded as restricted cash on our Consolidated Balance Sheets with the offset recorded as a liability in accrued expenses and other liabilities on our Consolidated Balance Sheets. Security deposits related to cash received from the operator are recorded in accrued expenses and other liabilities on our Consolidated Balance Sheets. Additional security for rental and mortgage interest revenue from operators is provided by covenants regarding minimum working capital and net worth, liens on accounts receivable and other operating assets of the operators, provisions for cross default, provisions for cross-collateralization and by corporate or personal guarantees.